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                                 EXHIBIT 7(a)
                            JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock of Riscorp, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

         In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 1st day of June, 1999


                       /s/ Seth W. Hamot
                       -----------------------------------------------------
                       Seth W. Hamot

                       Costa Brava Partnership II Limited Partnership

                       By: Roark, Rearden & Hamot, Inc., its general partner


                           By: /s/ Seth W. Hamot
                               ---------------------------------------------
                               Seth W. Hamot
                               Its: President

                       Roark, Rearden & Hamot, Inc.

                           By: /s/ Seth W. Hamot
                               ---------------------------------------------
                               Seth W. Hamot
                               Its: President

                       /s/ Seth W. Hamot
                       -----------------------------------------------------
                       Seth W. Hamot, as custodian for Gideon B. Hamot under the Massachusetts Uniform Transfers to Minors Act



                       /s/ Charles H. Parkhurst
                       -----------------------------------------------------
                       Charles H. Parkhurst


                       /s/ Charles H. Parkhurst
                       -----------------------------------------------------
                       Charles H. Parkhurst, as custodian for Catherine Parkhurst under the New York Uniform Transfers to Minors Act


                       /s/ Charles H. Parkhurst
                       -----------------------------------------------------
                       Charles H. Parkhurst, as custodian for William Parkhurst under the New York Uniform Transfers to Minors Act


                       /s/ Charles H. Parkhurst
                       -----------------------------------------------------
                       Charles H. Parkhurst, as custodian for Charles B. Parkhurst under the New York Uniform Transfers to Minors Act